Pilgrim's Pride Corporation

Mid-4th Quarter 2005 Update

September 12, 2005

CAUTIONARY NOTES AND FORWARD-LOOKING STATEMENTS

- Statements contained in this presentation that state the intentions, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management , including the fourth quarter of fiscal 2005 earnings guidance, are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases affecting the production performance and/or marketability of the Company's poultry products; contamination of our products, which has recently and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of our cash resources, particularly in light of our leverage; restrictions imposed by and as a result of, our leverage; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; changes in laws or regulations or the application thereof affecting our operations as well as competitive factors and pricing pressures; risks associated with the acquisition of ConAgra Foods' chicken division including possible unknown liabilities assumed in connection with the acquisition and loss of customers of the acquired business; inability to recognize the anticipated cost savings and anticipated benefits in connection with our turkey division restructuring; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- The information included in this presentation should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended October 2, 2004 and subsequent reports filed with the Securities and Exchange Commission.
- The term "Proforma" as used in this presentation refers to the inclusion of the ConAgra chicken division acquisition on November 23, 2003 as if it had been owned by the Company for the entire period presented.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude the effects of the restructuring of our turkey operations and other related expenses, to exclude the estimated adverse effects of the October 2002 recall of certain deli meats by the company and to exclude recoveries resulting from our vitamin and methionine and other litigation and to exclude recoveries from government avian influenza reimbursements and recall-related insurance. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income (loss) before interest, income taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results, to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

MANAGEMENT REPRESENTATIVES

Clint Rivers	Chief Operating Officer
Rick Cogdill	Chief Financial Officer, Secretary and Treasurer

Company Overview

PILGRIM'S PRIDE: A SNAPSHOT

- Founded in 1946 by Pilgrim Family, went public in 1986
- 2nd-largest poultry producer in the U.S. & Mexico
- LTM 7/2/05
  - Sales $5.7 billion
  - EBITDA [1] $578.5 million
- FY 2004- Pro forma
  - Sales $5.8 billion
  - EBITDA [1] $407.2 million
  - Adj. EBITDA[2] $474.5 million
- NYSE – traded under PPC
- Market capitalization as of September 9, 2005 $2.3 billion
- 43.3% of LTM 7/2/05 U.S. chicken sales from higher-margin value-added prepared foods

(1) See slide 54 for reconciliation.

(2) EBITDA is adjusted to exclude the effects of the restructuring of our turkey operations and other related expenses, to exclude the estimated adverse effects of the October 2002 recall of certain deli meats by the company and to exclude recoveries resulting from our vitamin and methionine and other litigation and to exclude recoveries from government avian influenza reimbursements and recall-related insurance. See slide 54 for reconciliation.

INDUSTRY LEADER

U.S. Chicken Market

Company	2004 Market Share
Tyson Foods, Inc.	23.23%
Pilgrim's Pride	15.41
Gold Kist, Inc	8.85
Perdue Farms, Inc.	7.36
Sanderson Farms, Inc.	3.95
Wayne Farms, LLC	3.78
Mountaire Farms, Inc.	3.30
Foster Farms	3.18
Peco	2.32
O.K. Foods	2.30
Ten Largest Producers	73.68
All Others	26.32
Total	100.00%

Source: Watt Poultry USA February 2005

Mexico Chicken Market

Company	April 2005 Market Share
Bachoco S.A.	32.50%
Pilgrim's Pride, S.A.	14.20
Provemex Industrias (Tyson)	10.40
Grupo Pecuario San Antonio	3.60
Productos Agricolas Tehuacan S.A. (Patsa)	3.00
Buenaventura Grupo Pecuario	2.80
Avigrupo	1.90
Nutrypollo	1.50
Eight Largest Producers	69.90
All Others	30.10
Total	100.00%

Source: SENAPOME bulletin July 2005

PILGRIM's CONSISTENTLY OUTPACES INDUSTRY GROWTH



(Growth in Ready-to-Cook Pounds)
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
3.9%
73.6%
1 year
2004
2.7%
23.7%
5 years
1999-2004
3.7%
15.4%
10 years
1994-2004
U.S. Chicken Industry
Pilgrim's Pride

Pilgrim's Pride's business strategy has enabled it to dramatically outperform industry growth

Source: National Chicken Council.

POULTRY PROCESSING FACILITIES – COVER KEY PRODUCING STATES



New Oxford
Broadway, VA
Hinton
Moorefield, WV
Mayfield, KY
Chattanooga, TN
Marshville, NC
Clinton, AR
El Dorado, AR
Canton, GA
Dalton, GA
DeQueen, AR
Mt Pleasant, TX
Batesville, AR
Gainesville, GA
Dallas, TX
Athens, AL
Farmerville, LA
Athens, GA
Nacogdoches, TX
Enterprise, AL
Lufkin
Natchitoches, LA
San Luis Potosi
Queretaro
Tepeji del Rio
Toa-Alta, PR

Previous:

▲ Chicken Processing

■ Turkey Processing

Acquired in November of 2003:

▲ Chicken Processing

PREPARED FOODS PLANTS – DRIVE COMPANY PERFORMANCE



Previous:

- Prepared Foods - Chicken
- Prepared Foods - Turkey

Acquired in November of 2003:

- Prepared Foods - Chicken

U.S. Industry Overview

Recent Events....
Hurricane Katrina

INDUSTRY IMPACT – HURRICANE KATRINA

On Monday, August 29, 2005, Hurricane Katrina made landfall in the Gulf Coast region, impacting Louisiana, Mississippi and Alabama and spawning tornados that affected Georgia.

- Katrina is expected to have an economic impact throughout the U.S. Along with many other industries, the U.S. Poultry industry will be affected in the upcoming months. Pilgrim's Pride will likely be affected by the following:
  - Improved pricing of products as chicken production and supply are decreased – 2 to 3 months, possibly longer
  - Minimal effect to feed ingredient pricing
  - Uncertain effects of disruptions in energy production

HURRICANE EFFECTS – IMMEDIATE SALES UPTICK – LONG TERM AFFECTS UNCERTAIN

As Pilgrim's Pride facilities were not directly affected by Hurricane Katrina, over the short term, we expect to benefit from the overall decrease in U.S. chicken production.

- **Our major customers have reported no significant sales decreases as a result of Katrina. The hurricane has in fact resulted in a temporary surge in demand for chicken from our facilities, due mainly to:**
  - Augmenting supply from competitor plants & operations that were impacted
  - Increased demand from existing customers in areas that are now home to large numbers of evacuees.

- **As production and supplies decreased in the market, prices for most chicken products rose. For example from August 29, 2005 to September 9, 2005:**
  - Line Run Tenders Clipped → 10.4% increase to $1.49/lb.
  - B/S Breast Tender Out → 11.7% increase to $1.53/lb.
  - Thighs → 15.7% increase to $0.59/lb.
  - Wings → 11.5% increase to $0.97/lb.

Source: Urner Barry Publications, Inc.

HURRICANE EFFECTS – SUPPLY DISRUPTIONS REGIONALLY

- **Disruptions in supply are expected in the next few weeks as the number of broilers, breeders, and pullets were all affected by Katrina.**
  - Bird losses are reported (but not confirmed) to be several million with no reliable breakout of broilers/breeder/pullet numbers.
  - An unknown number of hatching eggs were either lost or destroyed due to disruption in the incubation process at hatcheries. [One of our competitors in the area reported a loss of 5.2 million eggs.] Egg loss will impact the meat supply during the months of October and November.
  - Any loss to breeder flocks may take a year or more to replace and would have proportionate effect on chicken meat supply during such period.

- **Poultry exports have been temporarily disrupted as 70% of all U.S. poultry exports to Russia are shipped from the Gulf of Mexico.**
  - Due to prolonged power outages and flooding, an estimated 40 million pounds of the frozen product in cold storage facilities is expected to be lost.
  - Demand for export products is expected to increase in the near term to replace product destroyed at cold storage facilities on the Gulf Coast.
  - Efforts continue to shift export business from New Orleans and Gulfport to other ports.

Source: Express Markets Inc./National Chicken Council

HURRICANE EFFECTS – FEED INGREDIENTS MINIMALLY IMPACTED

- **No major change in feed ingredient pricing as a result of Hurricane Katrina is expected.**
  - **Grain Export**
    - Export facilities should be operational by the time the new crop is harvested
    - A glut of feed ingredients on the U.S. market is not expected
    - No sustained change in feed ingredient pricing due to the hurricane is expected.
  - **Current Crop Condition**
    - Damage to upcoming U.S. harvest of corn and soybeans not expected to be great since Mississippi is a small grain producer
    - Rain provided to drought-stricken areas further north should increase yields and offset the crop damage as a result of Katrina

Source: JP Morgan/Informa Economics

HURRICANE EFFECTS – ENERGY HIT HARD INITIALLY, BUT STABILIZING

Department of Energy - U.S. Energy Prices: Medium Recovery Case

	2004				2005				2006			
	1st	2nd	3rd	4th	1st	2nd	3rd	4th	1st	2nd	3rd	4th
Diesel[a] ($/gal)	1.59	1.72	1.83	2.10	2.07	2.26	2.53	2.73	2.54	2.46	2.46	2.55
Natural Gas[b] ($/mcf)	5.81	6.29	5.66	6.48	6.62	7.14	10.03	11.49	10.02	7.53	7.20	8.92

[a] On-highway retail [b] Residential Average

Analysis of Effects on Pricing

4th Qtr 2005: **Price increase in 4th quarter 2005 vs. 3rd quarter 2005**

Diesel: 7.9%

Natural Gas: 14.6%

1st Qtr 2006 **Prices return to 3rd quarter 2005 levels**

2nd Qtr 2006 **Prices decline further below the current quarter's expected average pricing, but remain above prior year, same quarter averages by the following percentages:**

Diesel: 8.8%

Natural Gas: 5.5%

Pilgrim's Pride LTM* estimated expenditures:

Diesel: $45 million (approx.) - Excludes embedded Inbound and Outbound Costs

Natural Gas: $65 million (approx.)

* Last Twelve Month Period ending August 28, 2005

U.S. Industry Overview - Historical Perspective

LONG HISTORY OF STABLE GROWTH



40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
U.S. Chicken Production
(Millions of Lbs. Produced)
4.6% CAGR
3.5% CAGR
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005P
2006P
2007P

Source: U.S.D.A./NCC, July 2005

CONTINUED CONSOLIDATION OF U.S. CHICKEN INDUSTRY HAS LED TO MORE RATIONAL BEHAVIOR



52
56.75%
No. of Companies
Top 8 of Total
8th
PPC Rank
1984
52
54.61%
No. of Companies
Top 8 of Total
5th
PPC Rank
1994
40
69.06%
No. of Companies
Top 8 of Total
2nd
PPC Rank
2004

U.S. CHICKEN CONSUMPTION CONTINUES TO OUTPACE OTHER PROTEINS

- Convenient products
- Health benefits
- Economic advantage

Does not include effects of Hurricane Katrina



CAGR
Chicken +89.2%
+2.4%
Beef (16.4%)
(0.7%)
Pork (11.0%)
(0.4%)
Turkey +60.2%
+1.8%
Per Capita Consumption (In Pounds)
90
80
70
60
50
40
30
20
10
0
1980
1983
1986
1989
1992
1995
1998
2001
2004
2007E
Chicken
Turkey
Pork
Beef

Source: *August 26, 2005 National Chicken Council.*

U.S. MEAT SUPPLY GROWTH – REMAINS NOMINAL & IN LINE WITH HISTORIC TRENDS

Does not include effects of Hurricane Katrina

(million lbs.)	2002	2003	% Change	2004	% Change	2005P	% Change	2006P	% Change
Beef	27,090	26,234	-3%	24,544	-6%	24,805	1%	25,664	3%
Pork	19,664	19,945	1%	20,509	3%	20,738	1%	21,231	2%
Total Red Meat	46,754	46,179	-1%	45,053	-2%	45,543	1%	46,895	3%
Chicken	32,240	32,749	2%	34,063	4%	35,529	4%	36,250	2%
Turkey	5,660	5,589	-1%	5,399	-3%	5,488	2%	5,604	2%
Total Poultry	37,900	38,338	1%	39,462	3%	41,017	4%	41,854	2%
Total Red Meat And Poultry	84,654	84,517	0%	84,515	0%	86,560	2%	88,749	3%
Poultry Meat Exported	5,241	5,439	4%	5,225	-4%	5,892	13%	6,079	3%
Red Meat Exported	4,060	4,235	4%	2,642	-38%	3,245	23%	3,762	16%

Source: Informa Economics report dated August 29, 2005

CHICKEN SLAUGHTER PER PROCESSING DAY – GROWN IN LINE WITH CONSUMPTION DEMANDS



Does not include the effects of Hurricane Katrina
Mississippi: 9% of U.S. Slaughter
million head/day
38
37
36
35
34
33
32
31
30
J
F
M
A
M
J
J
A
S
O
N
D
2003
2004
2005

Source: USDA

AVERAGE LIVE WEIGHTS - CONTINUE STEADY INCREASES


5.5
5.4
5.4
5.3
5.3
5.2
5.2
5.1
5.1
5.0
5.0
pounds
J
F
M
A
M
J
J
A
S
O
N
D
2003
2004
2005

Source: USDA

INDUSTRY EXPORTS – SUPPORT U.S. DEMAND FOR WHITE MEAT

- Complements U.S. business
- Provides strong market for dark meat
- Assists in stabilizing market pricing



25
20
15
10
5
0
15.2 – 15.4%
% of U.S. Chicken Exported
1966-1975
1976-1985
1986-1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005E
2006E
2007E
Does not include the effects of Hurricane Katrina

Source: August 26, 2005 National Chicken Council.

DUTIES ON CHICKEN LEG QUARTER IMPORTS INTO MEXICO DECREASING

Tariffs on chicken leg quarters imported into Mexico will decrease to 0% by 2008

- On July 23, 2003 the United States and the Mexican Government signed a definitive bilateral safeguard agreement providing for a 5 year transition of import duties on leg quarters starting at a 98% duty in 2003.
- The second reduction occurred in January of 2005, reducing the import duties to 59.3%
- The duties will annually be reduced to zero by January 2008 as follows:

January 2006	39.5%
January 2007	19.7%
January 2008	0%

U.S. Industry Outlook

Pricing Supported by Strong Export Demand

- **Pricing environment during (vs. prior year periods) :**

		July - August 2005	October 2004 - August 2005
▪ Dark Meat	➢	+52.08% to $0.45/lb.	+8.93% to $0.35/lb.
▪ Wings	➢	-25.8% to $0.77/lb.	-8.59% to $0.96/lb.
▪ Breast Meat	➢	-31.47% to $1.41/lb.	-25.31% to $1.44/lb.
▪ GA Dock	➢	-7.14% to $0.75/lb.	+0.93% to $0.74/lb.

Source: Urner Barry Publicatior

- **Export market** ➢ Exports in 2005 are on pace to surpass 5.3 billion pounds, an 11% increase relative to 2004 as reported by Informa Economics
  - ➢ Strong export demand has pushed leg quarter and other dark meat prices up currently from upper 20 cent range to mid 40 cent range from same period last year.
  - ➢ Cold Storage Inventory levels have remained relatively flat in 2005 and projected to continue around current levels in 2006, however, Katrina impact not yet considered.

- **Favorable competitive meat environment :**

		2001-2002*	2004	2005 April - June	2005 July	% Change from 2001/2002
▪ Beef	➢	$3.35/lb.	$4.07/lb.	$4.23/lb.	$3.99/lb.	19.3%
▪ Pork	➢	2.68/lb.	2.79/lb.	2.87/lb.	2.84/lb.	6.2%
▪ Chicken	➢	1.09/lb.	1.07/lb.	1.07/lb.	1.07/lb.	-2.0%

** Before closing border to Canadian Cattle in May 2003*

Source: USDA

Effects of the opening of the Canadian border are already evident as beef prices have declined 5.7% in July from quarter earlier levels. Pork and chicken prices remain relatively stable.

GA DOCK FINAL WEIGHTED AVG (MONDAY) - Stable Pricing for past 7- months



85
80
75
70
65
60
55
50
cents/lb.
J
F
M
A
M
J
J
A
S
O
N
D
2001
2002
2003
2004
2005

Source: USDA

BROILER COLD STORAGE INVENTORIES
Year-over-Year Comparables Favorable



900
850
800
750
700
650
600
550
500
450
400
million pounds
J
F
M
A
M
J
J
A
S
O
N
D
2003
2004
2005

Source: USDA

Feed Ingredients – Futures Coming into Line with USDA…..

- **Grain Market**

FY2005 Actuals:	3rd Qtr FY05 Near-by Futures vs. Prior Year Qtr	3rd Qtr YTD FY05 Near-by Futures vs. Prior Year YTD
– Corn*	-25.4% to $2.28/bushel	-20.4% to $2.21/bushel
– Soybean Meal*	-30.7% to $207.90/ton	-30.1% to $184.82/ton

FY2006 Outlook:	2005-2006 Crop Year USDA Outlook vs. 3rd Qtr YTD FY05	2005-2006 Crop Year 9/9/05 Futures (CBOT) vs. 3rd Qtr YTD FY05
– Corn*	-13.9% to $1.90/bushel	+1.5% to $2.24/bushel
– Soybean Meal*	+2.8% to $190.0/ton	+0.4% to $185.49/ton

* Excludes Freight and Basis delivery costs

** Source data from Chicago Board of Trade ("CBOT")

U.S. Business Overview

OUR PREPARED FOODS GROWTH AND FOCUS DIFFERENTIATES PILGRIM'S


($MM)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
CAGR 12.6%
$555.8
$28.1
$527.7
$637.1
$47.7
$589.4
$735.3
$103.2
$632.1
$818.2
$158.3
$659.9
$894.3
$163.0
$731.3
$1,767.6
$213.8
$1,553.8
$1,905.0
$226.5
$1,678.5
$1,906.3
$263.0
$1,643.3
1999
2000
2001
2002
2003
2004
2004 Proforma
LTM 7/2/05
Foodservice
Retail

PREPARED FOODS CHICKEN PRODUCT MIX FOCUSED ON HIGHEST VALUE PRODUCTS



(MM of lbs.)
750
700
650
600
550
500
450
400
350
300
250
200
150
100
50
0
CAGR 15.4%
221.1
67.1
294.9
68.9
340.9
82.6
356.2
113.4
392.7
129.9
709.4
115.1
756.1
118.1
746.4
131.4
1999
2000
2001
2002
2003
2004
2004 Proforma
LTM 7/2/05
Fully Cooked, Breaded/Marinated
IQF/Other

U.S. Sales Overview

PILGRIM'S HAS NATIONAL COVERAGE ACROSS ALL CHANNELS…

Broadline distributors	Fast food	National account QSR	Retail
SYSCO	KFC	Wendy's Old Fashioned Hamburgers	WAL★MART Always Low Prices. Always.
GFS. gordon food service	Church's Chicken	Chick-fil-A	Albertsons
US Foodservice	Popeyes Chicken & Biscuits	Subway	Kroger
		Burger King	Ahold
			MEIJER

PILGRIM'S IS WELL-POSITIONED FOR FUTURE GROWTH & ACQUISITIONS

Clear #2 in the industry

Leading supplier of quick-service restaurants

Growing presence in food service distribution

Great position in retail

Growing Mix of Prepared Foods

One of only two companies able to serve the largest customers

Financial Overview

RECENT STOCK SALE – AUGUST 3, 2005

- **Released ConAgra from lock-up expiring December 2005 and December 2006.**
  - Overhang appeared to have a "capping" effect to stock price
  - ConAgra widely perceived to be a seller as soon as lock-ups were to expire
  - Opportunity to capture "option value" for our shareholders

- **Effect of Sale**
  - We controlled the process
  - 60% increase in stock float from 25.5 to 41 million shares overnight
  - Average daily trade has doubled from 571,000 to 1.1 million since sale

- **Option and present-value creation realized for our shareholders at approximately $40.5 million.**
  - **Block Sale to Lehman at: $33.86 (9.5% discount)**
  - **Block Purchase from CAG at: $31.24 (16.5% discount)**

ROBUST STOCK PERFORMANCE HAS DRIVEN SHAREHOLDER RETURNS

	PPC	S&P
1-YR Return:	27.0%	8.4%
Since 11/24/03:	59.7%	9.5%



40
35
30
25
20
15
10
5
0
June 9, 2003 CAG Chicken Division Acquisition Announced
August 21, 2003 Combination of Class A and Class B Common Stock Announced
November 24, 2003 ConAgra Chicken Division Acquisition & Stock Combination Completed
CAG Stockholdings Sales:
12/7/04 - 10 Million Shares
8/3/05 - 15.4 Million Shares
PPC
CHXa
CHX

FY2005 4th QTR EARNINGS GUIDANCE

Earnings Estimate (000's)	Current Guidance 4th Quarter 2005	Adjusted 4th Quarter 2004*
Sales	$1,385,000 to $1,425,000	$ 1,486,454
Cogs	86% - 87% of Sales	1,319,509
SG&A	5.4% - 5.7% of Sales	46,704
Operating Income	7.2% - 8.0% of Sales	120,241
Other Expenses (Income)		
Interest expense (net)	800 per week	11,471
Foreign exchange loss (gain)	-	(123)
Miscellaneous, net	-	3,223
		14,571
Income before Income Taxes		105,670
Income Tax	33% - 36% of NIBT	40,085
Net Income	$59,900 to $66,556	$ 65,585
Net Income per Common Share	$0.90 - $1.00	$0.99

* Excludes Non-recurring Recoveries of $23.9 million, $14.8 million net and Turkey Restructuring Charges of $8.3 million, $5.1 million net, or $0.14 per share. See slide 58 for reconciliation.

NET SALES & STOCKHOLDERS EQUITY CONTINUE UPWARD TREND

Compounded Annual Growth Rates

	Historical Thru FY2003	Historical Thru FY2004	Pro forma (1)
Sales	14.4%	17.3%	17.7%
Equity	19.0%	21.9%	



Million $
Sales
7000
6000
5000
4000
3000
2000
1000
0
Equity
1225
1050
875
700
525
350
175
0
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2004 Proforma
YTD 7/3/04
YTD 7/2/05
Net Sales
Proforma Net Sales
Stockholders Equity
Proforma Equity

(1) Compound annual growth rates were computed from 1981 actuals thru Fiscal Year 2004 Pro forma balances

SUMMARY OF PRO FORMA OPERATING RESULTS

Pro forma Operating Results	Fiscal Year Ended		Nine Months Ended	
	9/27/03	10/2/2004	7/3/2004	7/2/2005
Sales:				
Chicken and Other Products:				
United States	$4,294,607	$5,152,588	$3,837,968	$3,711,187
Mexico	368,071	385,674	286,370	317,780
Sub Total	$4,662,678	$5,538,262	$4,124,338	$4,028,967
Turkey	305,678	286,253	213,720	154,640
Total	$4,968,356	$5,824,515	$4,338,058	$4,183,607
Growth	0.4%	17.7%		-3.6%
Operating Income (Loss):				
Chicken and Other Products:				
United States	$71,766	$414,991	$264,313	$297,181
Mexico	16,319	(3,586)	(4,141)	35,385
Sub Total	88,085	411,405	260,172	332,566
Turkey - Normal	(73,992)	(72,310)	(41,317)	(21,880)
Turkey - Restructuring Charge	0	(72,083)	(55,982)	5,277
Sub Total	14,093	267,012	162,873	315,963
Margin %	0.3%	4.6%	3.8%	7.6%
Turkey Restructuring & Other Non-recurring items	46,479	23,815	(7,923)	-
GAAP Operating Income	60,572	290,827	154,950	315,963
GAAP Operating Margin %	1.2%	5.0%	3.6%	7.6%
EBITDA*	$214,959	$407,234	$249,325	$420,565
Margin	4.3%	7.0%	5.7%	10.1%

(*) See slide 52 for EBITDA reconciliation.

STRONG GROSS MARGIN % OF SALES

Fiscal Years Ended



17.5
15.5
13.5
11.5
9.5
7.5
5.5
3.5
1.5
10.2
13.7
11.1
9.7
6.5
7.7
10.5
8.2
13.0
1998
1999
2000
2001
2002
2003
2004
3Q YTD FY04
3Q YTD FY05
Actual
3 QTD Actual

OPERATING INCOME SUMMARY

Fiscal Years Ended



Million $
U.S.
Mexico
310
290
270
250
230
210
190
170
150
130
110
90
70
50
30
10
(10)
$77.3
$109.5
$80.5
$94.5
$29.9
$63.6
$289.0
$38.5
$290.8
$129.4
$154.9
$316.0
1998
1999
2000
2001
2002
2003
2004
2003 Proforma
2004 Proforma
3Q YTD FY04
3Q YTD FY04 Proforma
3Q YTD FY05

IMPRESSIVE EARNINGS PER SHARE GROWTH DRIVING SHAREHOLDER VALUE



Fiscal Years Ended
14.8% Proforma Adjusted CAGR(1)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.21
$1.58
$1.27
$1.00
$0.35
$1.36
$2.00
$0.52
$0.43
$2.10
$2.77
$0.86
$1.01
$2.86
1998
1999
2000
2001
2002
2003
2004
2003 Proforma
2004 Proforma
YTD 7/3/04
YTD 7/3/04 Proforma
YTD 7/2/05
Actual
Pro forma
Pro forma Adjusted(2)

(1) 1998 to 2004 Proforma Adjusted CAGR

(2) EPS is adjusted to exclude the effects of the restructuring of our turkey operations and other related expenses, to exclude the estimated adverse effects of the October 2002 recall of certain deli meats by the company and to exclude recoveries resulting from our vitamin and methionine litigation and to exclude recoveries from government avian influenza reimbursements and recall-related insurance. See slide 55 for reconciliation.

STRONG EBITDA GROWTH



Fiscal Years Ended
Million $
$108.3
$142.1
$115.4
$146.2
$103.5
$173.9
$215.0
$204.7
$372.5
$407.2
$474.5
$578.5
$544.8
1998
1999
2000
2001
2002
2003
2004
LTM 7/2/05
FY Actual[1]
Pro forma[2]
Pro forma Adjusted[3]
Adjusted[3]

(1) See slide 51 for reconciliations of FY1998 thru FY2003. See slide 54 for reconciliation for FY2004 and the LTM periods ended 7/3/2004 and 7/2/2005.

(2) See slide 52 for reconciliations.

(3) FY2003, FY2004 and LTM 7/2/05 EBITDA calculations are adjusted to exclude the effects of the restructuring of our turkey operations and other related expenses, to exclude the estimated adverse effects of the October 2002 recall of certain deli meats by the company and to exclude recoveries resulting from our vitamin and methionine and other litigation and to exclude recoveries from government avian influenza reimbursements and recall-related insurance. See slide 54 for reconciliations.

CAPITAL EXPENDITURES – MANAGED PRUDENTLY



Fiscal Years Ended
Million $
Maintenance/Other
Expansion
120
100
80
60
40
20
0
$53.5
$33.0
$20.5
$69.6
$33.3
$36.3
$92.1
$50.0
$42.1
$112.6
$58.9
$53.7
$80.4
$31.0
$49.4
$89.9
$10.3
$79.5
$79.6
$13.6
$66.0
$83.6
$13.6
$70.0
$109.8
$12.5
$97.3
1998
1999
2000
2001
2002
2003
2004
2004 Proforma
LTM 7/2/05

- The Company projects FY 2005 capital expenditures of approximately $130 - 145 million

BOOK VALUE PER SHARE – CONSTANTLY INCREASES



$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$3.00
$5.58
$7.11
$8.33
$9.27
$9.59
$10.46
$13.87
$12.77
$16.69
1998
1999
2000
2001
2002
2003
2004
3Q FY04
3Q FY05
Fiscal Years Ended

SUMMARY CREDIT RATIOS – REFLECT FINANCIAL STRENGTH

	FYE 2004	9-Mo FY04	9-Mo FY05
EBITDA / Interest Expense	7.15x	5.28x	12.42x
Total Debt / EBITDA (*)	1.46x	2.30x	0.92x
Net Debt / EBITDA (*)	1.36x	2.16x	0.40x
Total Debt / Total Capital	37.1%	41.4%	32.3%
Net Debt / Total Capital	35.4%	39.8%	17.3%
Net Worth (millions)	$923.0	$849.9	$1,110.6
Book Value/Common Share	$13.87	$12.77	$16.69

(*) For the 9-Mo Periods 2004 and 2005, EBITDA used in this calculation is based on the Last Twelve Months ("LTM") period ended 7/3/2004 and 7/2/2005, respectively. See slides 56 and 57 for reconciliation.

Pilgrim's Pride Corporation - Reconciliation of Non-GAAP Measures and Other Computations

EBITDA RECONCILIATION – RESULTS FROM OPERATIONS

($ in millions, except per share figures)

	Fiscal Years Ended					
	FY1998	FY1999	FY2000	FY2001	FY2002	FY2003
EBITDA Reconciliation						
Net Income	$ 50,010	$ 65,253	$ 52,344	$ 41,137	$ 14,335	$ 56,036
Add:						
Income Tax Expense (benefit)	6,512	25,651	10,442	20,724	(12,425)	7,199
Interest expense, net	20,148	17,666	17,779	30,775	32,003	37,981
Depreciation and amortization	32,591	34,536	36,027	55,390	70,973	74,187
Minus:						
Amortization of capitalized financing costs	$ 993	$ 1,063	$ 1,236	$ 1,860	$ 1,417	$ 1,477
EBITDA - as reported	$ 108,268	$ 142,043	$ 115,356	$ 146,166	$ 103,469	$ 173,926

EBITDA RECONCILIATION – RESULTS FROM OPERATIONS

($ in millions, except per share figures)	Fiscal Year Ended		Nine Months Ended	
	Proforma FY2003	Proforma FY2004	Proforma 7/3/2004	Actual 7/2/2005
EBITDA Reconciliation				
Net Income	$ 34,731	$ 142,798	$ 67,509	$ 190,250
Add:				
Income Tax Expense (benefit)	(5,963)	89,054	43,038	103,928
Interest expense, net	70,813	56,500	45,029	33,864
Depreciation and amortization	116,854	120,833	95,165	94,263
Minus:				
Amortization of capitalized financing costs	$ 1,476	$ 1,951	$ 1,416	$ 1,740
EBITDA - as reported	$ 214,959	$ 407,234	$ 249,325	$ 420,565

NON-RECURRING EFFECTS AFFECTING FISCAL 2003 - 2005

FYTD July 2, 2005 (millions)	Non-Recurring	Miscellaneous Net	Total Income	Expenses	Net Income (Loss)
Litigation Proceeds	$ -	$ 11.7	$ -	$ -	$ 11.7
Turkey Restructuring asset sales	-	-	-	5.3	5.3
Total	$ -	$ 11.7	$ -	$ 5.3	$ 17.0

FYTD July 3, 2004 (millions)	Non-Recurring	Miscellaneous Net	Total Income	Expenses	Net Income (Loss)
Recall Effects (estimate)	$ -	$ -	$ -	$ (20.0)	$ (20.0)
Vitamin	0.1	0.9	1.0	-	1.0
Turkey Restructuring	-	-	-	(56.0)	(56.0)
Other Charges - Turkey	-	-	-	(7.9)	(7.9)
Total	$ 0.1	$ 0.9	$ 1.0	$ (83.9)	$ (82.9)

FY 2004 (millions)	Non-Recurring	Miscellaneous Net	Total Income	Expenses	Net Income (Loss)
Recall Effects (estimate)	$ -	$ -	$ -	$ (20.0)	$ (20.0)
Vitamin	0.1	0.9	1.0	-	1.0
Turkey Restructing	-	-	-	(64.2)	(64.2)
Turkey Recall Insurance	23.8	-	23.8	-	23.8
Other Charges - Turkey	-	-	-	(7.9)	(7.9)
Total	$ 23.9	$ 0.9	$ 24.8	$ (92.1)	$ (67.3)

FY 2003 (millions)	Non-Recurring	Miscellaneous Net	Total Income	Expenses	Net Income (Loss)
Avian Influenza	$ 26.6	$ -	$ 26.6	$ (7.3)	$ 19.3
Vitamin	1.6	23.6	25.2	-	25.2
Methionine	18.3	12.5	30.8	-	30.8
Recall Effects (estimate)	-	0.0	0.0	(65.0)	(65.0)
Total	$ 46.5	$ 36.1	$ 82.6	$ (72.3)	$ 10.3

RECONCILIATION - SUMMARY CREDIT RATIOS & OTHER INFORMATION

EBITDA Reconciliation of FY2003, FY2004 and LTM Periods EBITDA

	Proforma FY2003	Proforma FY2004	FY2004	LTM* Ending 7/03/04	LTM* Ending 7/02/05
Net Income	$ 34,731	$ 142,798	$ 128,340	$ 78,125	$ 265,540
Add:					
Income Tax Expense	(5,963)	89,054	80,195	26,031	149,944
Interest expense, net	70,813	56,500	52,129	49,804	45,335
Depreciation and amortization	116,854	120,833	113,788	108,054	119,931
Minus:					
Amortization of capitalized financing costs	1,476	1,951	1,951	1,831	2,275
EBITDA	$ 214,959	$ 407,234	$ 372,501	$ 260,183	$ 578,475
Adjustments:					
Turkey Restructuring	-	64,160	64,160	55,982	2,901
Other Restructuring	-	7,923	7,923	7,923	-
Turkey Asset Sales	-	-	-	-	-
Turkey Recall Insurance	-	(23,824)	(23,824)	-	(23,815)
Turkey Recall Effects	65,000	20,000	20,000	32,500	-
Vitamin, Methionine and other litigation Settlements	(55,977)	(1,039)	(1,039)	(1,770)	(12,719)
Avian Influenza	(19,300)	-	-	(10,434)	-
Adjusted EBITDA	$ 204,682	$ 474,454	$ 439,721	$ 344,384	$ 544,842

Debt net of Cash Reconciliation	Proforma FY2004	FY2004	FY2004q3	FY2005q3
Total Debt	$ 544,294	$ 544,294	$ 599,472	$ 529,639
Less Cash	38,165	38,165	36,839	297,821
Net Debt	$ 506,129	$ 506,129	$ 562,633	$ 231,818

*See slides 56 and 57 for reconciliation.

RECONCILIATION – ADJUSTED PROFORMA EARNINGS PER SHARE

(000's)	Proforma FY2004			Proforma FY2003		
	As Reported	Adjustments*	As Adjusted	As Reported	Adjustments*	As Adjusted
Net Sales	$ 5,824,515	$ -	$ 5,824,515	$ 4,968,356	$ -	$ 4,968,356
Costs and Expenses:						
Cost of sales	5,201,294	(20,000)	5,181,294	4,728,096	(72,300)	4,655,796
Non-recurring recoveries	(23,883)	23,883	-	(46,479)	46,479	-
Selling, general and administrative	284,194	-	284,194	226,167	-	226,167
Restructuring charges	64,160	(64,160)	-	-	-	-
Other restructuring charges	7,923	(7,923)	-	-	-	-
	$ 5,533,688	$ (68,200)	$ 5,465,488	$ 4,907,784	$ (25,821)	$ 4,881,963
Operating income	$ 290,827	$ 68,200	$ 359,027	$ 60,572	$ 25,821	$ 86,393
Other Expense (Income):						
Interest expense, net	$ 56,500	$ -	$ 56,500	$ 70,813	$ -	$ 70,813
Foreign exchange (gain) loss	205	-	205	(359)	-	(359)
Miscellaneous, net	2,270	963	3,233	(38,650)	36,049	(2,601)
	$ 58,975	$ 963	$ 59,938	$ 31,804	$ 36,049	$ 67,853
Income before income taxes	231,852	67,237	299,089	28,768	-10,228	18,540
Income tax expense	89,054	25,927	114,981	(5,963)	(3,944)	(9,907)
Net income	$ 142,798	$ 41,310	$ 184,108	$ 34,731	$ (6,284)	$ 28,447
Net income per common share						
– basic and diluted	$2.15	$0.62	$2.77	$0.52	($0.09)	$0.43
Weighted average shares outstanding	66,555,733	66,555,733	66,555,733	66,555,733	66,555,733	66,555,733

* Adjustments made to exclude the effects of the restructuring of our turkey operations and other related expenses, to exclude the estimated adverse effects of the October 2002 recall of certain deli meats by the company and to exclude recoveries resulting from our vitamin and methionine litigation and to exclude recoveries from government avian influenza reimbursements and recall-related insurance.

RECONCILIATION – ADJUSTED LTM EBITDA

	Quarters Ended				LTM Ending
	09/27/03	01/03/04	04/03/04	07/03/04	7/03/04
Net Income	$ 25,074	$ 10,286	$ 32,951	$ 9,814	$ 78,125
Add:					
Income Tax Expense (benefit)	(8,147)	8,321	13,594	12,263	26,031
Interest expense, net	9,146	12,444	13,524	14,690	49,804
Depreciation and amortization	19,934	25,911	33,087	29,122	108,054
Minus:					
Amortization of capitalized financing costs	415	519	488	409	1,831
EBITDA	$45,592	$56,443	$92,668	$65,480	$260,183
Adjustments:					
Turkey Restructuring	-	-	-	55,982	55,982
Other Restructuring	-	-	-	7,923	7,923
Turkey Recall Effects	12,500	12,500	7,500	-	32,500
Vitamin, Methionine and other litigation Settlements	(731)	(8)	(1,031)	-	(1,770)
Avian Influenza	(10,434)	-	-	-	(10,434)
Adjusted EBITDA	$46,927	$68,935	$99,137	$129,385	$344,384

RECONCILIATION – ADJUSTED LTM EBITDA

	Quarters Ended				LTM Ending
	10/02/04	01/01/05	04/02/05	07/02/05	7/02/05
Net Income	$ 75,290	$ 48,509	$ 56,389	$ 85,352	$ 265,540
Add:					
Income Tax Expense (benefit)	46,016	31,400	34,204	38,324	149,944
Interest expense, net	11,471	12,224	9,318	12,322	45,335
Depreciation and amortization	25,668	30,065	33,777	30,421	119,931
Minus:					
Amortization of capitalized financing costs	535	570	580	590	2,275
EBITDA	$157,910	$121,628	$133,108	$165,829	$578,475
Adjustments:					
Turkey Restructuring	8,178	-	(4,440)	(837)	2,901
Turkey Recall Insurance	(23,815)	-	-	-	(23,815)
Vitamin, Methionine and other litigation Settlements	(1,039)	-	(11,680)	-	(12,719)
Adjusted EBITDA	$141,234	$121,628	$116,988	$164,992	$544,842

RECONCILIATION OF ADJUSTED 4th QUARTER 2004

Earnings Estimate (000's)	4th Quarter 2004 as Reported	Adjustments*	Adjusted 4th Quarter 2004
Sales	$ 1,486,454	-	$ 1,486,454
Cogs	1,319,509	-	1,319,509
Cogs-Restructuring	8,254	(8,254)	-
Non-Recurring Recoveries	(23,891)	23,891	-
SG&A	46,704	-	46,704
Operating Income	135,878	(15,637)	120,241
Other Expenses (Income)			
Interest expense (net)	11,471	-	11,471
Foreign exchange loss (gain)	(123)	-	(123)
Miscellaneous, net	3,223	-	3,223
	14,571	-	14,571
Income before Income Taxes	121,307	(15,637)	105,670
Income Tax	46,017	(5,932)	40,085
Net Income	75,290	(9,705)	65,585
Net Income per Common Share	$1.13	($0.14)	$0.99

* Adjustments to exclude Non-recurring Recoveries of $23.9 million, $14.8 million net and Turkey Restructuring charges of $8.3 million, $5.1 million net, or $0.14 per share.

Pilgrim's Pride Corporation